UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2021

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	NRZ	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 23, 2021, New Residential Investment Corp., a Delaware corporation (the "Company"), completed the previously announced acquisition (the "Transaction") of Caliber Home Loans Inc., a Delaware corporation (“Caliber”) from LSF Pickens Holdings, LLC, a Delaware limited liability company (“LSF”), as contemplated by that Stock Purchase Agreement, dated as of April 14, 2021 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "SPA"), with LSF and Caliber. Pursuant to the SPA, the Company’s wholly owned subsidiary, NRZ Acquisition LLC, a Delaware limited liability company, purchased all of the issued and outstanding equity interests of Caliber.

The approximate amount paid by the Company at closing is $1.315 billion (after giving effect to a pre-closing dividend by Caliber), subject to certain post-closing adjustments as set forth in the SPA. The Company funded the Transaction consideration with existing cash and available liquidity on the Company’s and Caliber’s balance sheets.

The foregoing description of the SPA and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the SPA, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on April 14, 2021 and is incorporated herein by reference as Exhibit 2.01.

Item 7.01.	Regulation FD Disclosure.

On August 23, 2021, the Company issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.01
Stock Purchase Agreement, dated April 14, 2021, by and between LSF Pickens Holdings, LLC, Caliber Home Loans, Inc., and New Residential Investment Corp. (incorporated by reference to the Company's Current Report on Form 8-K filed on April 14, 2021).

99.1	Press Release, dated August 23, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date: August 23, 2021